Welton Global Trend Fund
Class I Shares WGTIX

Mutual Fund | Alternatives / Global Trends

Summary Prospectus | May 21, 2014

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 21, 2014 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.weltonfunds.com/mutual_funds/gtf/documents.html.  You can also get this information at no cost by calling 1-844-935-8661 or by sending an e-mail request to info@weltonfunds.com.

Investment Objective
The Welton Global Trend Fund (the “Fund”) seeks long-term capital appreciation while maintaining a low correlation to traditional core stock and bond holdings.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I Shares
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	1.00%
Other Expenses(1)	0.32%
Total Annual Fund Operating Expenses	1.32%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$134	$418

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
To achieve its investment objective, Welton Fund Advisors LLC (the “Advisor”) will allocate the Fund’s assets between two principal investment strategies: the “Trend Strategy” and the “Fixed Income Strategy.”

Trend Strategy investments are based on the Advisor’s proprietary quantitative models that seek to identify price trends over multiple time horizons.  The Advisor believes that market prices may demonstrate reliable trend behaviors due to common investor biases, supply and demand shifts, and other macroeconomic factors that are potentially harnessable through a disciplined and systematic approach.

Upon identifying trends, the Trend Strategy seeks to capture returns by establishing either long or short positions in derivative instruments (such as futures contracts, forward contracts and other financially-linked derivatives such as swap agreements and over-the-counter (“OTC”) transactions) tied to a broad range of global asset classes including: commodities (agriculturals, energies, metals), currencies, equity indices and fixed income securities.  The Fund will also invest in commodity-linked instruments, including commodity-linked futures and forward contracts.  A “long” position will benefit when the underlying asset class increases in price.  A “short” position will benefit when the underlying asset class decreases in price.  The size of the Fund’s position in a particular asset class or investment sector of an asset class (e.g., crude oil, foreign currency, government bond futures, U.S. large-cap indices), will depend on the Advisor’s confidence in the trend as well as its evaluation of the overall risk to the Fund.

www.weltonfunds.com   |   (844) 935-8661

Welton Global Trend Fund

Although the size and direction (long or short) of the Fund’s positions in a particular asset class or investment sector of an asset class may shift over time in response to market conditions and trends, the Fund generally intends to maintain exposure to each of the four global asset classes (commodities, currencies, equity indices and fixed income securities).  Should the Advisor’s quantitative investment models indicate a reversal in an established trend, the Trend Strategy would likely reverse its net position in the particular asset class or investment sector of an asset class.  In the case of a long position, the underlying instruments would be sold in order to first offset the existing long positions and then to establish a net short position.  In the case of a short position, the underlying instruments would be bought in order to first offset the existing short positions and then to establish a net long position.

The Advisor will engage in the active trading of the Fund’s portfolio investments to achieve the Fund’s investment objective.  This may include adjusting the size of positions within the Fund’s portfolio to target a stable level of volatility or to maximize the diversification between the quantitative investment models and asset classes.  The Advisor may, in its discretion, make changes to its quantitative investment models, or use other investment models that are based on the Advisor’s proprietary research.

The Fund will primarily gain exposure to commodities markets through an investment in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Trend Subsidiary”).  To maintain compliance with certain asset diversification requirements, the Fund may only invest up to 25% of its total assets in the Trend Subsidiary.  The Trend Subsidiary has the same investment objective as the Fund with respect to the Fund’s Trend Strategy, and, to the extent applicable, the Trend Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.  The Advisor will also serve as the investment advisor to the Trend Subsidiary.

The Advisor delegates management of the Fixed Income Strategy to a sub-advisor, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Advisor”).  The Fixed Income Strategy seeks to provide long-term total returns by investing in a broad range of high-quality U.S. fixed income securities.  The Fixed Income Strategy’s investment universe includes, but is not limited to, U.S. government and agency securities, mortgage and structured finance securities, and investment-grade U.S. dollar-denominated corporate and sovereign securities along with certain derivative instruments used primarily for risk management purposes.  The average duration of the portfolio is expected to range between two and seven years.  The Fixed Income Strategy portfolio does not invest in securities rated below investment grade or in securities denominated in currencies other than U.S. dollars.

The Advisor anticipates that the Fund will allocate not more than 25% of its assets to the Trend Strategy and at least 75% of its assets to the Fixed Income Strategy.  However, since the Trend Strategy involves the use of leverage, investments in the Trend Strategy may create exposure greater than the 25% of the Fund’s net assets allocated to the Trend Strategy.

Under normal market conditions, the Fund will invest in, or have exposure through investments in, derivative instruments or  securities of issuers from at least three different countries (including the United States), with at least 40% of the Fund’s asset classes consisting of foreign asset classes.  Foreign asset classes will include foreign securities or derivative instruments (based on the notional exposure of such derivative instruments within the Fund’s portfolio) with exposure to foreign securities, including emerging markets securities.  The 40% investment in foreign asset classes represents the notional exposure of the Fund’s assets invested in derivative instruments of foreign issuers (such as futures contracts) divided by the notional exposure of all the Fund’s assets.  The notional exposure represents the aggregate exposure that a derivative instrument provides to the underlying asset or currency.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  The principal risks of investing in the Fund are:

•
General Market Risk.  Certain derivative instruments and securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•	New Advisor Risk. The Advisor is a newly registered investment advisor and has not previously managed a mutual fund.
•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
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Management Risk. The Advisor’s and Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect, and the investment strategies employed by the Advisor and Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.  The investment models used in managing the Fund's investment portfolio may not perform as they are intended to.

•
Derivatives Risk.  The Fund may invest in listed and unlisted derivative instruments.  Derivatives that are not traded in active markets may not provide the same level of liquidity as derivatives traded on an exchange, may be difficult for valuation purposes and the counterparty may default.  Derivatives, including futures contracts, forward contracts and swap agreements, may be more volatile than investments directly in the underlying assets, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of a derivative may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.  Specific types of derivative instruments are also subject to a number of additional risks, such as:

Summary Prospectus | May 21, 2014	Page 2	www.weltonfunds.com | (844) 935-8661

Welton Global Trend Fund

•
Futures and Forwards Risk. Futures and forward contracts may be more volatile and less liquid than investments directly in the underlying assets, involve additional costs and may involve a small initial investment relative to the risk assumed.

•	Swap Agreement Risk. A swap agreement may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.
•	Liquidity Risk. The Fund may not be able to sell or close out a derivative instrument.
•	Leverage Risk. Derivatives investments may create economic leverage and can result in losses to the Fund that may be substantial relative to the original amount invested.
•
Commodities Markets Risk.  Exposure to commodity markets through investments in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Currency and Forward Currency Contracts Risks.  Changes in foreign currency exchange rates will affect the Fund’s share price and the value of securities held by the Fund that are not denominated in the U.S. dollar.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars.  The foreign currency exchange market can be highly volatile for a variety of reasons.  For example, devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.

•
Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•
Emerging Markets Risk. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.  Emerging markets are more likely to experience significant changes in currency valuations, which may adversely affect returns.  Emerging markets may also have lower trading volumes and less liquidity than foreign developed countries.

•
Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase.  Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk.  The impact and likelihood of local interest rate changes are difficult to predict given the various monetary policies of foreign countries.  The Fund may decline in value or suffer losses if short term or long term interest rates change in a manner not anticipated by the Advisor.

•
Leverage Risk.  Investments in derivative instruments involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase the investment returns of the Fund.  However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage.  The Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements.  However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

•	Liquidity Risk. Certain securities, assets or markets can become illiquid at times and negatively impact the price of securities if the Fund were to sell during times of illiquidity.
•
Over-the-Counter (“OTC”) Transactions Risk.  When the Fund enters into an OTC transaction, it relies on the counterparty to make or take delivery of the underlying investment.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC position at any time prior to its expiration.

•
Subsidiary Investment Risk.  By investing in the Trend Subsidiary, the Fund is indirectly exposed to the risks associated with the Trend Subsidiary’s underlying investments.  Since the Trend Subsidiary will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment in the Trend Subsidiary will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Trend Subsidiary, respectively, are organized, could negatively impact the Fund and its shareholders. Your cost of investing in the Fund will be higher because you will indirectly bear the expenses of the Trend Subsidiary.

•
Tax Risk.  As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code.  By investing in commodities indirectly through the Trend Subsidiary, the Fund will obtain exposure to commodity markets, which otherwise may not be possible in a RIC structure due to the source of income limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to RICs such as the Fund. However, because the Trend Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which is taxable to shareholders at higher rates than long-term capital gains (which, in the absence of the Trend Subsidiary, could otherwise be generated by the Fund).

Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto).  Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years.

Summary Prospectus | May 21, 2014	Page 3	www.weltonfunds.com | (844) 935-8661

Welton Global Trend Fund

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Investment Company and Exchange-Traded Fund Risk.  When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds.  The Fund also will incur brokerage costs when it purchases and sells ETFs.

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Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

•
Fixed Income Securities Risks.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Fixed income securities are also subject to price depreciation risk, default risk and credit risk, or the risk that an issuer will not make timely payments of principal and interest.

•
Asset-Backed and Mortgage-Backed Securities Risk.  Asset-backed and mortgage-backed securities are subject to risk of prepayment.  These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations.

•
Government-Sponsored Entities Risk.  The Fund invests in securities issued or guaranteed by government-sponsored entities.  However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.  The value of these securities may also decline when interest rates increase.

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High Portfolio Turnover Rate Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This distribution could result in a higher tax liability and may lower an investor’s after-tax return.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Updated performance information will be available on the Fund’s website at www.weltonfunds.com or by calling the Fund toll-free at 1–844–935–8661.

Management
Investment Advisor and Sub-Advisor
Welton Fund Advisors LLC is the Fund’s investment advisor.  Wellington Management Company, LLP is the Fund’s sub-advisor.

Portfolio Managers
Management	Portfolio Managers	Managed the Fund Since:
Advisor	Welton Fund Advisors LLC
	Dr. Patrick Welton	May 2014
	Justin Balas, CAIA	May 2014
	Brent Hankins, CAIA	May 2014
	Oren Rosen, PhD	May 2014
Sub-Advisor	Wellington Management Company, LLP
	Joseph F. Marvan, CFA	May 2014
	Lucius T. Hill III	May 2014
	Campe Goodman, CFA	May 2014

Purchase and Sale of Fund Shares
You may conduct transactions (share purchases or redemptions) via written request by mail (Welton Global Trend Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1–844–935–8661.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Class I Shares
Minimum Initial Investment
Non-IRA & Institutional Accounts	$250,000
IRA Accounts	$20,000
Minimum Subsequent Investment
Non-IRA & Institutional Accounts	$2,000
IRA Accounts	$2,000

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

Summary Prospectus | May 21, 2014	Page 4	www.weltonfunds.com | (844) 935-8661